UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

Legg Mason Partners

Capital and Income Fund

Managed by	CLEARBRIDGE ADVISORS

WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks total return (that is, a combination of income and long-term capital appreciation).

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason ClearBridge Equity Income Builder Fund.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Legg Mason Partners Capital and Income Fund	I

Letter from the chairman continued

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were

II	Legg Mason Partners Capital and Income Fund

extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.11% and 3.53%. Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate Indexv returned 1.90%.

Performance review

For the six months ended June 30, 2009, Class A shares of Legg Mason Partners Capital and Income Fund, excluding sales charges, returned 8.55%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned 3.16% and 1.90%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 6.40% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 690 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Capital and Income Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of June 30, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Capital and Income Fund — Class A Shares	8.55%
S&P 500 Index	3.16%
Barclays Capital U.S. Aggregate Index	1.90%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	6.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned 8.10%, Class C shares returned 8.03%, Class R shares returned 8.42% and Class I shares returned 8.73% over the six months ended June 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.14%, 1.72%, 1.92%, 1.50% and 0.83%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 690 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Capital and Income Fund

immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Special shareholder notices

Effective August 6, 2009, Harry D. Cohen, Peter Vanderlee, CFA and Michael Clarfeld, CFA, portfolio managers from ClearBridge Advisors, LLC, are the Fund’s lead portfolio managers, responsible for the allocation of the Fund’s assets between equity and fixed-income investments and for the day-to-day management of the Fund’s equity investments.

Additionally, upon the recommendation of Legg Mason, Inc., the Board of Trustees of Legg Mason Partners Equity Trust has approved changes to the Fund’s investment objective, investment policies and strategies. The Fund’s investment objective, policies and strategies, along with its name, performance benchmarks and distribution policies will change on or about December 7, 2009.

The portfolio management team from Western Asset Management Company and Western Asset Management Company Limited, the Fund’s other subadvisers, will continue to be responsible for the Fund’s fixed-income investments until December 7, 2009. The Fund’s subadvisory agreements with these subadvisers will be terminated as of that date.

For more information regarding these changes, please see the Fund’s prospectus supplement dated August 6, 2009.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Capital and Income Fund	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 6, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield securities are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

VI	Legg Mason Partners Capital and Income Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2009 and held for the six months ended June 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	8.55%	$1,000.00	$1,085.50	1.21%	$6.26
Class B	8.10	1,000.00	1,081.00	1.85	9.55
Class C	8.03	1,000.00	1,080.30	2.05	10.57
Class R	8.42	1,000.00	1,084.20	1.33	6.87
Class I	8.73	1,000.00	1,087.30	0.83	4.30

[1]	For the six months ended June 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.79	1.21%	$6.06
Class B	5.00	1,000.00	1,015.62	1.85	9.25
Class C	5.00	1,000.00	1,014.63	2.05	10.24
Class R	5.00	1,000.00	1,018.20	1.33	6.66
Class I	5.00	1,000.00	1,020.68	0.83	4.16

[1]	For the six months ended June 30, 2009.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 62.5%
CONSUMER DISCRETIONARY — 4.3%
	Hotels, Restaurants & Leisure — 0.0%
1,223	Buffets Restaurant Holdings(a)*	$1,101
	Media — 4.3%
637,330	Thomson Reuters PLC(a)	18,177,911
1,185,180	Time Warner Inc.	29,854,684
552,490	Walt Disney Co.	12,889,592
1,879,980	Warner Music Group Corp.*	10,997,883
	Total Media	71,920,070
	TOTAL CONSUMER DISCRETIONARY	71,921,171
CONSUMER STAPLES — 7.7%
	Beverages — 1.5%
460,440	PepsiCo Inc.	25,305,782
	Food & Staples Retailing — 0.0%
28,868	FHC Delaware Inc.(a)(b)*	0
	Food Products — 1.7%
1,948	Aurora Foods Inc.(a)(b)*	0
1,147,050	Kraft Foods Inc., Class A Shares	29,066,247
	Total Food Products	29,066,247
	Household Products — 4.5%
258,040	Colgate-Palmolive Co.	18,253,750
492,470	Kimberly-Clark Corp.	25,820,202
591,790	Procter & Gamble Co.	30,240,469
	Total Household Products	74,314,421
	TOTAL CONSUMER STAPLES	128,686,450
ENERGY — 9.4%
	Energy Equipment & Services — 1.9%
501,005	Halliburton Co.	10,370,804
644,620	National-Oilwell Varco Inc.*	21,053,289
	Total Energy Equipment & Services	31,424,093
	Oil, Gas & Consumable Fuels — 7.5%
284,130	Devon Energy Corp.	15,485,085
3,715,900	El Paso Corp.	34,297,757
1,181,220	Spectra Energy Corp.	19,986,242
832,870	Suncor Energy Inc.	25,269,276
576,580	Total SA, ADR	31,267,933
	Total Oil, Gas & Consumable Fuels	126,306,293
	TOTAL ENERGY	157,730,386

See Notes to Financial Statements.

4	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
SHARES	SECURITY	VALUE

FINANCIALS — 10.7%
	Capital Markets — 4.1%
1,399,680	Charles Schwab Corp.	$24,550,387
1,999,050	Invesco Ltd.	35,623,071
918,299	Och-Ziff Capital Management Group	8,182,044
	Total Capital Markets	68,355,502
	Commercial Banks — 0.2%
113,100	Wells Fargo & Co.	2,743,806
	Insurance — 5.7%
496,880	Arch Capital Group Ltd.*	29,107,231
642,360	Chubb Corp.	25,617,317
996,230	Travelers Cos. Inc.	40,885,279
	Total Insurance	95,609,827
	Real Estate Investment Trusts (REITs) — 0.7%
805,020	Redwood Trust Inc.	11,882,095
	TOTAL FINANCIALS	178,591,230
HEALTH CARE — 6.3%
	Biotechnology — 1.3%
245,250	Celgene Corp.*	11,732,760
216,410	Gilead Sciences Inc.*	10,136,644
	Total Biotechnology	21,869,404
	Health Care Equipment & Supplies — 1.3%
91,990	Alcon Inc.	10,681,879
316,290	Medtronic Inc.	11,035,358
	Total Health Care Equipment & Supplies	21,717,237
	Health Care Technology — 0.9%
1,154,659	HLTH Corp.*	15,126,033
	Pharmaceuticals — 2.8%
449,030	Johnson & Johnson	25,504,904
531,440	Novartis AG, ADR	21,677,438
	Total Pharmaceuticals	47,182,342
	TOTAL HEALTH CARE	105,895,016
INDUSTRIALS — 7.9%
	Aerospace & Defense — 2.5%
488,640	L-3 Communications Holdings Inc.	33,901,843
224,848	TransDigm Group Inc.*	8,139,498
	Total Aerospace & Defense	42,041,341
	Commercial Services & Supplies — 2.7%
2,618,601	Covanta Holding Corp.*	44,411,473

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
SHARES	SECURITY	VALUE

	Industrial Conglomerates — 2.7%
647,990	McDermott International Inc.*	$13,160,677
620,620	United Technologies Corp.	32,247,415
	Total Industrial Conglomerates	45,408,092
	TOTAL INDUSTRIALS	131,860,906
INFORMATION TECHNOLOGY — 9.8%
	Communications Equipment — 2.1%
1,116,220	Nokia Oyj, ADR	16,274,488
70,139	Nortel Networks Corp.*	3,058
389,230	QUALCOMM Inc.	17,593,196
	Total Communications Equipment	33,870,742
	Computers & Peripherals — 2.6%
2,028	Axiohm Transaction Solutions Inc.(a)(b)*	0
1,991,010	EMC Corp.*	26,082,231
747,510	Teradata Corp.*	17,514,159
	Total Computers & Peripherals	43,596,390
	Software — 5.1%
933,430	Activision Blizzard Inc.*	11,789,221
493,990	Electronic Arts Inc.*	10,729,463
1,269,250	Microsoft Corp.	30,170,073
1,538,320	Oracle Corp.	32,950,814
	Total Software	85,639,571
	TOTAL INFORMATION TECHNOLOGY	163,106,703
MATERIALS — 4.4%
	Chemicals — 1.4%
105,660	Air Products & Chemicals Inc.	6,824,579
219,370	Monsanto Co.	16,307,966
	Total Chemicals	23,132,545
	Metals & Mining — 3.0%
293,490	Agnico-Eagle Mines Ltd.	15,402,355
405,270	Barrick Gold Corp.	13,596,809
493,460	Commercial Metals Co.	7,910,164
343,800	Newmont Mining Corp.	14,051,106
	Total Metals & Mining	50,960,434
	TOTAL MATERIALS	74,092,979
TELECOMMUNICATION SERVICES — 2.0%
	Wireless Telecommunication Services — 2.0%
1,052,350	American Tower Corp., Class A Shares*	33,180,595
	TOTAL COMMON STOCKS (Cost — $1,297,146,995)	1,045,065,436

See Notes to Financial Statements.

6	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
SHARES	SECURITY	VALUE

CONVERTIBLE PREFERRED STOCKS — 2.0%
ENERGY — 0.9%
	Oil, Gas & Consumable Fuels — 0.9%
18,600	El Paso Corp., 4.990%	$14,419,650
MATERIALS — 1.1%
	Metals & Mining — 1.1%
16,700	Freeport-McMoRan Copper & Gold Inc., 5.500%	18,791,675
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $24,489,776)	33,211,325
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
1,580	Preferred Blocker Inc., 7.000%(c)	679,597
	Thrifts & Mortgage Finance — 0.0%
74,600	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(d)*	91,012
2,800	Federal National Mortgage Association (FNMA), 7.000%(d)*	4,340
54,025	Federal National Mortgage Association (FNMA), 8.250%(d)*	72,394
	Total Thrifts & Mortgage Finance	167,746
	TOTAL PREFERRED STOCKS (Cost — $3,800,416)	847,343
FACE AMOUNT
ASSET-BACKED SECURITIES — 0.6%
FINANCIALS — 0.6%
	Automobiles — 0.1%
$1,050,000	ARG Funding Corp., 4.290% due 4/20/11(c)	944,322
	Diversified Financial Services — 0.0%
2,750,745	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(a)(b)(e)	0
	Home Equity — 0.4%
176,414	ACE Securities Corp., 0.484% due 1/25/36(f)	18,489
	Bear Stearns Asset-Backed Securities Trust:
99,504	0.664% due 9/25/34(f)	92,338
351,981	0.594% due 2/25/36(f)	264,122
349,152	Centex Home Equity Loan Trust, 3.735% due 2/25/32	230,123
90,674	Cityscape Home Equity Loan Trust, 1.409% due 7/25/28(f)	45,451
135,920	Countrywide Asset-Backed Certificates, 1.564% due 6/25/34(f)	9,954
	Countrywide Home Equity Loan Trust:
387,834	0.609% due 12/15/33(f)	124,251
530,592	0.639% due 3/15/34(f)	144,594
589,930	0.539% due 11/15/35(f)	156,099
623,669	0.549% due 2/15/36(f)	228,670

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 0.4% continued
$1,980,022	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	$957,552
332,611	CS First Boston Mortgage Securities Corp., 1.864% due 2/25/31(f)	109,754
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(b)(c)(e)	37
172,708	First Horizon ABS Trust, 0.474% due 10/25/34(f)	42,162
154,012	Fremont Home Loan Trust, 1.964% due 2/25/34(f)	49,038
126,239	Green Tree Financial Corp., 7.070% due 1/15/29	118,808
	GSAA Home Equity Trust:
2,460,000	0.614% due 3/25/37(f)	811,126
4,800,000	0.614% due 5/25/47(f)	1,675,466
58,739	GSAMP Trust, 0.414% due 1/25/36(f)	7,428
99,936	Indymac Home Equity Loan Asset-Backed Trust, 0.484% due 4/25/36(f)	30,666
	Option One Mortgage Loan Trust:
119,211	1.154% due 2/25/33(f)	63,816
251,771	1.964% due 7/25/33(f)	75,052
611,610	1.364% due 5/25/34(f)	363,167
	RAAC Series:
113,795	0.584% due 5/25/36(c)(f)	38,608
1,730,187	0.694% due 10/25/46(c)(f)	702,210
313,007	Renaissance Home Equity Loan Trust, 2.214% due 3/25/34(f)	90,927
135,304	SACO I Trust, 0.484% due 3/25/36(f)	21,326
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33(b)(c)(e)	15
35,690	5.500% due 3/27/34(b)(c)(e)	4
218,785	Saxon Asset Securities Trust, 8.640% due 12/25/32	130,177
1,165,675	Structured Asset Securities Corp., 0.559% due 11/25/37(a)(f)	876,165
268,188	WMC Mortgage Loan Pass-Through Certificates, 2.569% due 10/15/29(f)	84,864
	Total Home Equity	7,562,459
	Student Loan — 0.1%
990,000	Nelnet Student Loan Trust, 2.572% due 4/25/24(f)	977,477
	TOTAL ASSET-BACKED SECURITIES (Cost — $19,924,980)	9,484,258
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
380,000	American Home Mortgage Investment Trust, 1.114% due 11/25/45(f)	3,248
1,800,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45(f)	1,486,972

See Notes to Financial Statements.

8	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6% continued
	Banc of America Funding Corp.:
$848,850	3.433% due 6/20/35(f)	$351,526
594,105	3.433% due 6/20/35(f)	252,399
133,331	Banc of America Mortgage Securities, 4.802% due 9/25/35(f)	92,551
669,664	Bayview Commercial Asset Trust, 0.584% due 4/25/36(c)(f)	361,618
1,659,041	Bear Stearns ARM Trust, 5.765% due 2/25/36(a)(f)	859,093
957,916	Citigroup Mortgage Loan Trust Inc., 4.900% due 12/25/35(f)	703,941
	Countrywide Alternative Loan Trust:
1,491,845	0.604% due 5/25/34(f)	878,690
177,326	0.639% due 11/20/35(f)	80,362
1,054,338	0.584% due 1/25/36(f)	461,955
142,373	0.514% due 5/25/36(f)	56,440
171,428	0.524% due 7/25/46(f)	67,416
	Countrywide Home Loan, Mortgage Pass-Through Trust:
95,011	0.644% due 2/25/35(f)	42,775
130,014	0.614% due 5/25/35(f)	58,440
1,800,000	Credit Suisse Mortgage Capital Certificates, 5.609% due 2/15/39(f)	1,461,042
95,741	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.955% due 8/25/35(f)	80,329
	Downey Savings & Loan Association Mortgage Loan Trust:
401,482	0.733% due 9/19/44(f)	159,911
118,275	0.523% due 3/19/45(f)	51,472
140,209	2.260% due 3/19/46(f)	39,258
140,209	2.260% due 3/19/47(f)	33,374
	Federal Home Loan Mortgage Corp. (FHLMC):
14,580	6.000% due 3/15/34(d)(f)	14,343
403,248	PAC, 6.000% due 4/15/34(d)(f)	401,242
	GSMPS Mortgage Loan Trust:
3,434,450	5.404% due 6/25/34(c)(f)	1,582,013
2,325,419	0.664% due 3/25/35(c)(f)	2,115,394
112,472	GSR Mortgage Loan Trust, 4.566% due 10/25/35(f)	79,842
	Harborview Mortgage Loan Trust:
118,996	0.713% due 11/19/34(f)	60,521
136,589	0.663% due 1/19/35(f)	60,084
67,762	Indymac Index Mortgage Loan Trust, 4.862% due 3/25/35(f)	34,830
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43(f)	197,328

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6% continued
	JPMorgan Mortgage Trust:
$1,595,939	4.587% due 6/25/34(f)	$1,399,036
2,120,000	5.887% due 6/25/37(a)(f)	940,356
4,463,704	Lehman XS Trust, 0.534% due 4/25/46(f)	1,882,442
78,788	Luminent Mortgage Trust, 0.554% due 4/25/36(f)	33,408
630,000	Merrill Lynch Mortgage Trust, 5.840% due 5/12/39(f)	514,616
	MLCC Mortgage Investors Inc.:
278,029	1.234% due 4/25/29(f)	107,373
330,584	1.194% due 5/25/29(f)	123,400
	Structured ARM Loan Trust:
206,640	4.357% due 3/25/34(f)	168,295
53,866	4.757% due 6/25/34(f)	43,701
1,243,279	5.347% due 5/25/35(f)	686,060
1,701,884	5.872% due 5/25/36(f)	878,689
106,363	Structured Asset Mortgage Investments Inc., 0.524% due 5/25/46(f)	42,458
	Structured Asset Securities Corp.:
1,026,728	5.500% due 3/25/19	1,003,908
285,407	1.414% due 2/25/28(f)	155,193
198,428	1.314% due 3/25/28(f)	170,830
	Thornburg Mortgage Securities Trust:
2,122,094	6.190% due 9/25/37(f)	1,366,157
2,236,690	6.208% due 9/25/37(f)	1,620,204
651,078	Washington Mutual Inc., 0.674% due 10/25/45(f)	211,841
	Washington Mutual Inc. Pass-Through Certificates:
603,161	0.634% due 1/25/45(f)	304,209
703,688	0.654% due 1/25/45(f)	324,631
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
90,764	5.929% due 9/25/36(f)	58,496
122,885	0.594% due 11/25/45(f)	56,019
199,053	0.584% due 12/25/45(f)	94,333
110,145	0.604% due 12/25/45(f)	51,619
3,793,303	2.189% due 6/25/47(a)(f)	1,466,213
2,107,143	Wells Fargo Alternative Loan Trust, 0.739% due 6/25/37(f)	890,670
95,660	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36(f)	70,342
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $41,613,224)	26,792,908

See Notes to Financial Statements.

10	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

COLLATERALIZED SENIOR LOANS — 2.2%
CONSUMER DISCRETIONARY — 1.0%
	Auto Components — 0.1%
$997,398	Allison Transmission Inc., Term Loan B, 3.225% due 8/7/14(f)	$795,603
1,000,000	Visteon Corp., Term Loan, Tranch B, 7.750% due 6/20/13(f)	418,333
	Total Auto Components	1,213,936
	Diversified Consumer Services — 0.0%
985,000	Thomson Learning Hold, Term Loan B, 2.820% due 7/5/14(f)	831,231
	Hotels, Restaurants & Leisure — 0.2%
	Aramark Corp.:
58,426	Letter of Credit Facility Deposits, 1.875% due 1/31/14(f)	53,878
919,664	Term Loan, 4.676% due 1/31/14(f)	848,071
	Golden Nugget Inc.:
363,030	Delayed Draw Term Loan, 2.890% due 6/8/14(f)	250,832
636,364	First Lien Term Loan, 2.320% due 6/14/14(f)	439,688
877,417	Harrahs Operating Co. Inc., Term Loan, 6.536% due 12/28/15(f)	645,450
1,027,906	Las Vegas Sands LLC, Term Loan, 2.070% due 5/8/14(f)	729,492
982,278	MGM MIRAGE Inc., Term Loan B, 3.569% due 4/8/11(f)	547,620
	Total Hotels, Restaurants & Leisure	3,515,031
	Media — 0.5%
	Charter Communications, Term Loan B:
995,000	5.180% due 3/15/14(f)	902,341
980,000	3.810% due 3/15/14(f)	888,737
1,000,000	Citadel Broadcasting Corp., Term Loan A, 2.320% due 6/12/13(f)	521,000
938,658	CMP Susquehanna Corp., Term Loan, 3.110% due 6/7/13(f)	485,756
946,378	Dex Media West LLC, Term Loan, 7.000% due 10/13/14(f)	783,128
1,439,033	Idearc Inc., Term Loan B, 3.220% due 11/1/14(f)	621,354
1,159,850	LodgeNet Entertainment Corp., Term Loan B, 4.250% due 4/4/14(f)	982,007
984,849	Regal Cinemas Corp., Term Loan B, 4.970% due 10/19/10(f)	962,074
1,000,000	Univision Communications Inc., Term Loan B, 2.569% due 9/15/14(f)	750,357
351,712	UPC Broadband Holding BV, Term Loan, 3.815% due 10/17/13(f)	336,984
648,288	UPC Broadband Holding BV, Term Loan N, 2.065% due 3/30/14(f)	602,097
	Total Media	7,835,835
	Multiline Retail — 0.1%
1,500,000	Neiman Marcus Group Inc., Term Loan B, 2.945% due 3/13/13(f)	1,136,458

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Specialty Retail — 0.1%
$984,925	Amscan Holdings Inc., Term Loan B, 3.140% due 5/1/13(f)	$866,734
982,368	Michaels Stores Inc., Term Loan B, 2.676% due 10/31/13(f)	782,620
	Total Specialty Retail	1,649,354
	TOTAL CONSUMER DISCRETIONARY	16,181,845
ENERGY — 0.2%
	Energy Equipment & Services — 0.1%
992,424	Hercules Offshore LLC, Term Loan, 3.210% due 7/11/13(f)	878,296
	Oil, Gas & Consumable Fuels — 0.1%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 3.438% due 3/30/14(f)	77,241
387,824	Term Loan, 4.220% due 3/30/14(f)	312,198
1,970,000	Brand Energy and Infrastructure Services Inc., Term Loan B, 4.487% due 2/7/14(f)	1,758,225
	Total Oil, Gas & Consumable Fuels	2,147,664
	TOTAL ENERGY	3,025,960
FINANCIALS — 0.1%
	Diversified Financial Services — 0.1%
982,500	Chrysler Financial, Term Loan B, 4.320% due 8/3/12(f)	914,953
498,306	Sally Holdings LLC, Term Loan B, 2.711% due 11/15/13(f)	468,330
	Total Diversified Financial Services	1,383,283
	Thrifts & Mortgage Finance — 0.0%
984,887	GM, Term Loan B, 4.148% due 12/15/13(f)	979,962
	TOTAL FINANCIALS	2,363,245
HEALTH CARE — 0.1%
	Health Care Equipment & Supplies — 0.0%
1,010	Bausch & Lomb Inc., Term Loan, 4.470% due 4/11/15(f)	930
	Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
43,228	Delayed Draw Term Loan, 2.720% due 7/2/14(f)	39,018
892,985	Term Loan B, 2.898% due 7/2/14(f)	806,021
843,202	HCA Inc., Term Loan B, 3.470% due 11/1/13(f)	763,098
	IASIS Healthcare LLC, Term Loan:
928,762	2.319% due 6/15/14(f)	759,885
64,153	5.704% due 6/15/14(f)	50,200
	Total Health Care Providers & Services	2,418,222
	TOTAL HEALTH CARE	2,419,152

See Notes to Financial Statements.

12	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.0%
	Dubai Aerospace Enterprise, Term Loan:
$359,043	4.270% due 7/31/14(f)	$280,053
353,047	6.550% due 7/31/14(f)	275,377
	Total Aerospace & Defense	555,430
	Airlines — 0.1%
1,411,502	United Airlines Inc., Term Loan B, 2.331% due 1/12/14(f)	835,726
	Commercial Services & Supplies — 0.1%
982,456	US Investigations Services Inc., Term Loan B, 3.977% due 2/21/15(f)	867,017
	Electrical Equipment — 0.0%
984,810	Sensata Technologies, Term Loan, 2.803% due 4/27/13(f)	758,304
	TOTAL INDUSTRIALS	3,016,477
INFORMATION TECHNOLOGY — 0.1%
	IT Services — 0.1%
1,930,600	First Data Corp., Term Loan, 3.059% due 10/15/14(f)	1,452,776
MATERIALS — 0.2%
	Chemicals — 0.0%
	Lyondell Chemical Co., Term Loan:
268,147	5.940% due 12/15/09(f)	224,071
268,147	13.000% due 12/15/09(f)	277,097
726,476	6.561% due 12/20/14(f)	324,008
	Total Chemicals	825,176
	Containers & Packaging — 0.1%
985,226	Graphic Packaging International, Term Loan C, 3.649% due 5/16/14(f)	935,042
	Paper & Forest Products — 0.1%
1,325,527	Georgia-Pacific Corp., Term Loan, 3.873% due 12/23/13(f)	1,253,828
2,475	NewPage Corp., Term Loan, Tranche B, 4.804% due 11/5/14(f)	2,149
	Total Paper & Forest Products	1,255,977
	TOTAL MATERIALS	3,016,195
TELECOMMUNICATION SERVICES — 0.2%
	Diversified Telecommunication Services — 0.1%
675,000	Insight Midwest, Term Loan B, 2.500% due 4/10/14(f)	630,000
497,456	Intelsat Corp., Term Loan, 2.819% due 6/30/13(f)	455,171
1,000,000	Level 3 Communications Inc., Term Loan, 3.195% due 3/1/14(f)	833,750
	Total Diversified Telecommunication Services	1,918,921
	Wireless Telecommunication Services — 0.1%
992,366	MetroPCS Wireless Inc., Term Loan, 3.066% due 2/20/14(f)	946,594

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Wireless Telecommunication Services — 0.1% continued
$61,975	Telesat Canada, Delayed Draw Term Loan, Tranch B, 5.670% due 10/15/14(f)	$57,805
925,906	Telesat Ganada, Term Loan B, 3.320% due 10/15/14(f)	863,599
	Total Wireless Telecommunication Services	1,867,998
	TOTAL TELECOMMUNICATION SERVICES	3,786,919
UTILITIES — 0.1%
	Electric Utilities — 0.1%
1,231,250	TXU Corp., Term Loan B, 3.882% due 10/10/14(f)	882,884
	Independent Power Producers & Energy Traders — 0.0%
500,000	Calpine Corp., Term Loan B, 4.095% due 3/29/14(f)	443,889
	TOTAL UTILITIES	1,326,773
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $43,700,498)	36,589,342
CORPORATE BONDS & NOTES — 16.4%
CONSUMER DISCRETIONARY — 2.0%
	Auto Components — 0.1%
730,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(c)(g)	514,650
865,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	289,775
	Visteon Corp., Senior Notes:
2,584,000	8.250% due 8/1/10(e)	90,440
3,143,000	12.250% due 12/31/16(c)(e)	125,720
	Total Auto Components	1,020,585
	Automobiles — 0.1%
6,725,000	General Motors Corp., Senior Debentures, 8.250% due 7/15/23(e)	857,438
	Diversified Consumer Services — 0.1%
1,900,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	1,866,750
	Hotels, Restaurants & Leisure — 0.5%
1,680,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,402,800
620,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	604,500
525,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	422,625
140,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	83,300
1,700,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	1,796,898
1,670,000	MGM MIRAGE Inc., Senior Subordinated Notes, 8.375% due 2/1/11	1,344,350
300,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	196,500
1,620,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	1,223,100

See Notes to Financial Statements.

14	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Hotels, Restaurants & Leisure — 0.5% continued
$590,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	$362,850
	Station Casinos Inc., Senior Notes:
300,000	6.000% due 4/1/12(b)(e)	105,000
1,205,000	7.750% due 8/15/16(b)(e)	421,750
	Total Hotels, Restaurants & Leisure	7,963,673
	Household Durables — 0.3%
1,495,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,487,525
3,000,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,820,000
	Total Household Durables	4,307,525
	Leisure Equipment & Products — 0.0%
180,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(c)	180,000
	Media — 0.9%
	Affinion Group Inc.:
1,030,000	Senior Notes, 10.125% due 10/15/13	957,900
250,000	Senior Subordinated Notes, 11.500% due 10/15/15	215,000
5,754,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(b)(e)	719,250
2,249,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(b)(e)	2,372,695
2,720,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	2,216,800
380,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(b)(e)	3,040
780,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(b)(c)	811,200
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	256,708
	Comcast Corp.:
730,000	Notes, 6.500% due 1/15/15	775,199
1,950,000	Senior Notes, 6.500% due 1/15/17	2,071,766
4,110,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(e)	128,437
70,000	News America Inc., Senior Notes, 6.650% due 11/15/37	63,154
	R.H. Donnelley Corp.:
1,440,000	Senior Discount Notes, 6.875% due 1/15/13(e)	81,000
2,175,000	Senior Notes, 8.875% due 1/15/16(e)	122,344
870,000	Time Warner Cable Inc., Senior Notes, 6.200% due 7/1/13	917,478
310,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	347,944

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 0.9% continued
$1,920,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	$2,055,229
220,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(c)	217,250
2,000,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,935,000
	Total Media	16,267,394
	Multiline Retail — 0.1%
220,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(g)	238,700
1,555,321	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(g)	925,416
	Total Multiline Retail	1,164,116
	Specialty Retail — 0.0%
1,005,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	487,425
270,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	228,150
	Total Specialty Retail	715,575
	Textiles, Apparel & Luxury Goods — 0.0%
475,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15(c)	472,625
	TOTAL CONSUMER DISCRETIONARY	34,815,681
CONSUMER STAPLES — 0.5%
	Food & Staples Retailing — 0.2%
	CVS Caremark Corp., Pass-Through Certificates:
232,068	5.298% due 1/11/27(c)	185,359
1,301,984	6.943% due 1/10/30(c)	1,181,151
	CVS Lease Pass-Through Trust, Secured Notes:
669,229	5.880% due 1/10/28(c)	563,859
743,449	6.036% due 12/10/28(b)(c)	636,924
	Kroger Co., Senior Notes:
400,000	6.750% due 4/15/12	432,738
500,000	5.500% due 2/1/13	516,959
475,000	Wal-Mart Stores Inc., 4.550% due 5/1/13	498,171
	Total Food & Staples Retailing	4,015,161
	Food Products — 0.2%
3,581,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	3,545,190
	Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
430,000	8.500% due 5/15/12	426,775
330,000	11.000% due 5/15/12	346,500
520,000	10.000% due 7/15/16(c)	495,300

See Notes to Financial Statements.

16	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Tobacco — 0.1% continued
$80,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	$91,861
	Total Tobacco	1,360,436
	TOTAL CONSUMER STAPLES	8,920,787
ENERGY — 2.7%
	Energy Equipment & Services — 0.1%
1,510,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,298,600
20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	18,400
500,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	443,750
145,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	154,152
	Total Energy Equipment & Services	1,914,902
	Oil, Gas & Consumable Fuels — 2.6%
500,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	489,171
740,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	731,156
1,325,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,079,875
400,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	406,000
1,830,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	1,966,068
	Chesapeake Energy Corp., Senior Notes:
875,000	6.375% due 6/15/15	783,125
1,540,000	6.875% due 1/15/16	1,366,750
175,000	7.250% due 12/15/18	153,125
525,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	484,312
1,130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	1,220,953
	El Paso Corp., Medium-Term Notes:
400,000	7.375% due 12/15/12	387,394
1,555,000	7.750% due 1/15/32	1,273,578
1,760,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	1,802,272
740,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66(f)	596,439
2,125,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,071,875
1,610,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(c)	1,352,400
80,000	Hess Corp., Notes, 7.300% due 8/15/31	82,808
1,045,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	741,950
	Kerr-McGee Corp., Notes:
2,600,000	6.875% due 9/15/11	2,743,528
1,730,000	6.950% due 7/1/24	1,608,829

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 2.6% continued
$145,000	7.875% due 9/15/31	$141,856
	Kinder Morgan Energy Partners LP:
60,000	Notes, 6.750% due 3/15/11	62,910
	Senior Notes:
160,000	7.125% due 3/15/12	171,193
50,000	5.000% due 12/15/13	49,247
1,350,000	6.000% due 2/1/17	1,341,299
400,000	5.950% due 2/15/18	392,202
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	77,775
	OPTI Canada Inc., Senior Secured Notes:
400,000	7.875% due 12/15/14	261,000
965,000	8.250% due 12/15/14	641,725
750,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	548,437
1,350,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	1,255,500
77,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	69,737
60,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	61,800
400,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(c)	334,000
1,900,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	1,491,500
1,120,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(c)	1,086,400
2,185,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(b)(c)(e)	98,325
3,030,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,924,050
1,060,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	1,057,350
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	7.250% due 5/1/12	1,009,662
1,415,000	7.000% due 2/1/14	1,319,487
	Williams Cos. Inc.:
98,000	Debentures, 7.500% due 1/15/31	86,454
1,770,000	Notes, 8.750% due 3/15/32	1,783,229
	Senior Notes:
2,500,000	7.625% due 7/15/19	2,473,017
780,000	7.750% due 6/15/31	703,739
	XTO Energy Inc., Senior Notes:
1,820,000	7.500% due 4/15/12	2,017,377
800,000	5.500% due 6/15/18	803,052
	Total Oil, Gas & Consumable Fuels	42,603,931
	TOTAL ENERGY	44,518,833

See Notes to Financial Statements.

18	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 4.4%
	Capital Markets — 0.3%
	Bear Stearns Co. Inc.:
	Senior Notes:
$1,000,000	6.400% due 10/2/17	$1,003,362
680,000	7.250% due 2/1/18	717,858
20,000	Subordinated Notes, 5.550% due 1/22/17	18,563
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	42,334
80,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(f)(h)	48,785
	Goldman Sachs Group Inc.:
80,000	Notes, 4.500% due 6/15/10	81,996
1,700,000	Senior Notes, 6.150% due 4/1/18	1,657,833
4,150,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(b)(c)(e)	10,375
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(e)(f)(h)	13
	Lehman Brothers Holdings Inc., Medium-Term Notes:
3,320,000	6.750% due 12/28/17(e)	332
	Senior Notes:
50,000	5.250% due 2/6/12(e)	7,625
460,000	6.200% due 9/26/14(e)	70,150
	Merrill Lynch & Co. Inc.:
1,450,000	Notes, 6.875% due 4/25/18	1,344,205
270,000	Senior Notes, 5.450% due 2/5/13	263,000
	Morgan Stanley:
30,000	Medium-Term Notes, 1.557% due 10/18/16(f)	24,307
100,000	Subordinated Notes, 4.750% due 4/1/14	94,557
	Total Capital Markets	5,385,295
	Commercial Banks — 0.9%
50,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(f)(h)	25,013
400,000	Depfa ACS Bank, 5.125% due 3/16/37(b)(c)	253,782
	Glitnir Banki HF:
	Notes:
240,000	6.330% due 7/28/11(b)(c)(e)	40,200
970,000	6.375% due 9/25/12(b)(c)(e)	162,475
200,000	Subordinated Bonds, 7.451% due 9/14/16(b)(c)(e)(f)(h)	120
520,000	Subordinated Notes, 6.693% due 6/15/16(b)(c)(e)(f)	312
330,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(c)(f)(h)	120,384

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	19

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 0.9% continued
	ICICI Bank Ltd., Subordinated Bonds:
$320,000	6.375% due 4/30/22(c)(f)	$250,303
100,000	6.375% due 4/30/22(c)(f)	78,210
120,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(b)(c)(e)	4,200
4,500,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(c)(f)(h)	3,288,587
1,710,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17(c)	1,479,150
60,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16(c)(f)	48,283
4,575,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(c)(f)(h)	1,831,871
90,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(f)	58,611
	Wachovia Corp.:
4,240,000	Medium Term Notes, 5.500% due 5/1/13	4,383,689
160,000	Subordinated Notes, 5.250% due 8/1/14	156,743
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	74,210
2,270,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(h)	2,198,080
	Total Commercial Banks	14,454,223
	Consumer Finance — 1.5%
3,730,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(f)	2,689,080
800,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	762,946
	Ford Motor Credit Co.:
4,400,000	Notes, 7.000% due 10/1/13	3,540,790
	Senior Notes:
5,169,000	9.750% due 9/15/10	4,952,703
3,537,000	5.879% due 6/15/11(f)	3,072,769
130,000	12.000% due 5/15/15	121,693
	GMAC LLC:
	Senior Notes:
345,000	7.500% due 12/31/13(c)	270,825
3,070,000	6.750% due 12/1/14(c)	2,440,650
2,267,000	8.000% due 11/1/31(c)	1,609,570
78,000	Subordinated Notes, 8.000% due 12/31/18(c)	50,310
1,400,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	1,394,037

See Notes to Financial Statements.

20	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 1.5% continued
	SLM Corp.:
$500,000	Medium-Term Notes, 1.736% due 1/31/14(f)	$304,160
	Senior Notes:
640,000	1.252% due 7/26/10(f)	581,048
3,530,000	8.450% due 6/15/18	3,024,321
	Total Consumer Finance	24,814,902
	Diversified Financial Services — 1.4%
600,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(c)	438,000
1,360,000	Aiful Corp., Notes, 5.000% due 8/10/10(c)	829,782
613,711	Air 2 US, Notes, 8.027% due 10/1/19(c)	435,735
	Bank of America Corp.:
330,000	5.125% due 11/15/14	310,609
1,150,000	Senior Notes, 7.625% due 6/1/19	1,157,117
400,000	Subordinated Notes, 5.420% due 3/15/17	332,674
200,000	Capital One Bank, Notes, 5.750% due 9/15/10	203,921
	Citigroup Inc.:
800,000	2.125% due 4/30/12	804,059
	Notes:
3,320,000	6.500% due 8/19/13	3,227,834
1,510,000	6.875% due 3/5/38	1,337,436
1,300,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	1,300,698
	General Electric Capital Corp.:
4,500,000	Senior Notes, 5.625% due 5/1/18	4,263,264
1,470,000	Subordinated Debentures, 6.375% due 11/15/67(f)	982,230
1,170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	1,214,969
180,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	174,296
	JPMorgan Chase & Co.:
1,490,000	Junior Subordinated Notes, 7.900% due 4/30/18(h)	1,307,520
	Subordinated Notes:
250,000	5.750% due 1/2/13	258,022
30,000	6.125% due 6/27/17	29,687
	Leucadia National Corp., Senior Notes:
520,000	8.125% due 9/15/15	473,200
120,000	7.125% due 3/15/17	98,100
200,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16(f)(h)	175,321
350,000	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	374,555
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17(c)(f)(h)	80,427

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	21

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Diversified Financial Services — 1.4% continued
	TNK-BP Finance SA, Senior Notes:
$1,430,000	7.500% due 7/18/16(c)	$1,226,225
250,000	6.625% due 3/20/17(c)	198,750
1,640,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	1,578,500
	Total Diversified Financial Services	22,812,931
	Insurance — 0.2%
	American International Group Inc.:
220,000	Medium-Term Notes, 5.850% due 1/16/18	116,554
2,760,000	Senior Notes, 8.250% due 8/15/18(c)	1,626,413
130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	93,193
1,700,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13(c)	1,695,760
490,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(f)	395,490
	Total Insurance	3,927,410
	Real Estate Investment Trusts (REITs) — 0.0%
700,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	388,500
	Real Estate Management & Development — 0.0%
470,600	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(b)(c)	176,475
1,755,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	500,175
	Total Real Estate Management & Development	676,650
	Thrifts & Mortgage Finance — 0.1%
1,250,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	1,012,500
	TOTAL FINANCIALS	73,472,411
HEALTH CARE — 1.1%
	Health Care Equipment & Supplies — 0.0%
230,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(g)	223,675
	Health Care Providers & Services — 1.1%
2,650,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	2,659,193
	Cardinal Health Inc.:
70,000	Senior Bonds, 5.850% due 12/15/17	65,586
1,350,000	Senior Notes, 5.800% due 10/15/16	1,308,635
	HCA Inc., Senior Secured Notes:
1,000,000	9.250% due 11/15/16	987,500
5,558,000	9.625% due 11/15/16(g)	5,516,315

See Notes to Financial Statements.

22	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Health Care Providers & Services — 1.1% continued
	Tenet Healthcare Corp., Senior Notes:
$1,550,000	7.375% due 2/1/13	$1,402,750
1,565,000	9.000% due 5/1/15(c)	1,584,562
1,565,000	10.000% due 5/1/18(c)	1,651,075
3,191,000	US Oncology Holdings Inc., Senior Notes, 7.638% due 3/15/12(f)(g)	2,704,372
80,000	WellPoint Inc., Notes, 5.875% due 6/15/17	78,419
	Total Health Care Providers & Services	17,958,407
	Pharmaceuticals — 0.0%
2,243,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(b)(e)	11,215
	TOTAL HEALTH CARE	18,193,297
INDUSTRIALS — 1.4%
	Aerospace & Defense — 0.1%
4,672,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(g)	1,985,600
5,465	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(a)(b)(e)	0
	Total Aerospace & Defense	1,985,600
	Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
38,170	8.312% due 4/2/11	31,299
230,000	7.339% due 4/19/14	165,600
2,020,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(c)	1,181,700
	United Airlines Inc., Pass-Through Certificates:
230,000	6.831% due 3/1/10	255,300
162,820	8.030% due 7/1/11	161,192
105,000	6.932% due 9/1/11	136,500
	Total Airlines	1,931,591
	Building Products — 0.2%
3,515,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	3,093,200
260,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	75,400
3,116,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 18.030% due 3/1/14	264,860
	Total Building Products	3,433,460
	Commercial Services & Supplies — 0.3%
700,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	694,044
860,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	829,900

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	23

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Services & Supplies — 0.3% continued
$1,420,000	RSC Equipment Rental Inc., Senior Notes, 9.500% due 12/1/14	$1,146,650
2,050,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(c)	1,681,000
570,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	605,732
	Total Commercial Services & Supplies	4,957,326
	Industrial Conglomerates — 0.2%
450,000	General Electric Co., Notes, 5.000% due 2/1/13	468,614
	Tyco International Group SA:
1,170,000	Notes, 6.000% due 11/15/13	1,190,809
300,000	Senior Notes, 6.375% due 10/15/11	316,287
1,780,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	1,686,454
	Total Industrial Conglomerates	3,662,164
	Road & Rail — 0.2%
280,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	250,600
	Kansas City Southern de Mexico, Senior Notes:
2,090,000	9.375% due 5/1/12	1,995,950
30,000	7.625% due 12/1/13	25,950
670,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(c)	649,900
350,646	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	410,887
	Total Road & Rail	3,333,287
	Trading Companies & Distributors — 0.2%
2,380,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(c)	2,028,950
1,040,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	839,800
2,075,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)(c)	757,375
	Total Trading Companies & Distributors	3,626,125
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
280,000	8.633% due 5/15/15(c)(f)	93,800
1,090,000	12.500% due 5/15/17(c)	386,950
	Total Transportation Infrastructure	480,750
	TOTAL INDUSTRIALS	23,410,303
INFORMATION TECHNOLOGY — 0.0%
	IT Services — 0.0%
430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(g)	312,287
	Semiconductors & Semiconductor Equipment — 0.0%
490,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	243,162

See Notes to Financial Statements.

24	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Software — 0.0%
$20,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$15,550
	TOTAL INFORMATION TECHNOLOGY	570,999
MATERIALS — 1.2%
	Chemicals — 0.1%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20(b)(e)	48,000
	Georgia Gulf Corp., Senior Notes:
367,000	9.500% due 10/15/14(b)(e)	111,935
1,485,000	10.750% due 10/15/16(b)(e)	155,925
1,020,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	1,086,200
	Total Chemicals	1,402,060
	Metals & Mining — 0.8%
2,650,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	2,846,137
660,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	545,325
549,097	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(f)(g)	305,435
2,175,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,663,875
2,960,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	2,427,200
	Steel Dynamics Inc., Senior Notes:
240,000	7.375% due 11/1/12	228,600
2,590,000	8.250% due 4/15/16(c)	2,454,025
	Teck Resources Ltd., Senior Secured Notes:
350,000	9.750% due 5/15/14(c)	362,599
290,000	10.250% due 5/15/16(c)	304,148
590,000	10.750% due 5/15/19(c)	635,227
950,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	904,405
	Total Metals & Mining	12,676,976
	Paper & Forest Products — 0.3%
3,000,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(c)(e)	2,775,000
2,845,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14(b)	981,525
2,105,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12(f)	1,041,975
600,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	600,580
	Total Paper & Forest Products	5,399,080
	TOTAL MATERIALS	19,478,116

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	25

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 1.3%
	Diversified Telecommunication Services — 0.8%
$1,225,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	$1,255,968
10,000	Embarq Corp., Notes, 7.995% due 6/1/36	8,816
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(a)(b)(e)	0
2,225,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(b)(e)	222
3,610,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	3,700,250
470,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	493,306
	Level 3 Financing Inc., Senior Notes:
500,000	9.250% due 11/1/14	412,500
300,000	5.474% due 2/15/15(f)	205,500
3,020,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(c)	2,929,400
380,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	367,308
1,585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,640,244
1,060,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(c)	1,065,300
1,120,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,078,000
	Total Diversified Telecommunication Services	13,156,814
	Wireless Telecommunication Services — 0.5%
480,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(c)(g)	572,661
65,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	64,919
4,400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	4,929,298
	Sprint Capital Corp., Senior Notes:
445,000	8.375% due 3/15/12	440,550
1,000,000	6.875% due 11/15/28	715,000
10,000	8.750% due 3/15/32	8,100
3,060,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(c)	2,356,200
130,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18(c)	155,623
	Total Wireless Telecommunication Services	9,242,351
	TOTAL TELECOMMUNICATION SERVICES	22,399,165
UTILITIES — 1.7%
	Electric Utilities — 0.2%
90,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	96,534
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	24,222

See Notes to Financial Statements.

26	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Electric Utilities — 0.2% continued
	FirstEnergy Corp., Notes:
$360,000	6.450% due 11/15/11	$375,958
840,000	7.375% due 11/15/31	794,937
	Pacific Gas & Electric Co.:
50,000	First Mortgage Bonds, 6.050% due 3/1/34	52,040
500,000	Senior Notes, 4.200% due 3/1/11	516,164
2,461,063	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.500% due 11/1/16(g)	1,144,394
	Total Electric Utilities	3,004,249
	Gas Utilities — 0.1%
2,410,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,229,250
	Independent Power Producers & Energy Traders — 1.3%
	AES Corp., Senior Notes:
717,000	8.875% due 2/15/11	731,340
1,999,000	7.750% due 3/1/14	1,904,047
420,000	7.750% due 10/15/15	392,700
1,531,000	8.000% due 10/15/17	1,431,485
390,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	305,663
3,000,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	2,632,500
	Edison Mission Energy, Senior Notes:
1,130,000	7.750% due 6/15/16	926,600
765,000	7.200% due 5/15/19	573,750
600,000	7.625% due 5/15/27	387,000
9,836,800	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(g)	6,049,632
2,552,651	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	2,453,736
	NRG Energy Inc., Senior Notes:
3,240,000	7.375% due 2/1/16	3,073,950
200,000	7.375% due 1/15/17	189,000
	Total Independent Power Producers & Energy Traders	21,051,403
	Multi-Utilities — 0.1%
	Dominion Resources Inc., Senior Notes:
600,000	5.700% due 9/17/12	638,687
910,000	8.875% due 1/15/19	1,087,029
	Total Multi-Utilities	1,725,716
	TOTAL UTILITIES	28,010,618
	TOTAL CORPORATE BONDS & NOTES (Cost — $353,715,819)	273,790,210

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	27

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

CONVERTIBLE BONDS & NOTES — 0.3%
INFORMATION TECHNOLOGY — 0.3%
	Internet Software & Services — 0.3%
$7,586,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $5,041,134)	$5,054,173
MORTGAGE-BACKED SECURITIES — 2.7%
FHLMC — 1.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
29,609	8.000% due 7/1/20(d)	31,939
8,028,793	5.110% due 6/1/35(d)(f)	8,322,281
242,400	6.696% due 8/1/36(d)(f)	255,683
697,044	6.446% due 9/1/36(d)(f)	734,642
495,960	5.928% due 5/1/37(d)(f)	523,769
	Gold:
588,049	7.000% due 6/1/17(d)	620,897
127,310	8.500% due 9/1/25(d)	141,407
842,685	6.500% due 3/1/26 - 8/1/29(d)	905,519
6,153,990	6.000% due 9/1/32 - 2/1/36(d)	6,443,776
	TOTAL FHLMC	17,979,913
FNMA — 1.5%
	Federal National Mortgage Association (FNMA):
573,835	6.500% due 10/1/10 - 5/1/29(d)	617,673
262,827	8.000% due 12/1/12 - 2/1/31(d)	268,072
375,583	5.500% due 1/1/14(d)	396,393
2,143,813	7.000% due 3/15/15 - 6/1/32(d)	2,340,645
7,165,722	5.000% due 7/1/18 - 7/1/38(d)	7,332,784
252,474	4.500% due 11/1/23(d)	254,808
32,856	9.000% due 1/1/24(d)	35,961
680,282	7.500% due 11/1/26 - 7/1/32(d)	740,412
41,652	8.500% due 10/1/30(d)	45,452
132,536	5.146% due 9/1/35(d)(f)	137,376
409,532	5.558% due 8/1/37(d)(f)	428,488
1,402,471	6.000% due 7/1/38(d)	1,467,722
1,500,000	5.000% due 7/13/39(d)(i)	1,527,421
6,400,000	5.500% due 7/13/39(d)(i)	6,607,002
2,700,000	6.000% due 7/13/39(d)(i)	2,821,921
800,000	6.500% due 7/13/39(d)(i)	852,125
	TOTAL FNMA	25,874,255

See Notes to Financial Statements.

28	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

GNMA — 0.1%
$1,087,493	Government National Mortgage Association (GNMA), 7.000% due 2/15/24 - 12/15/31	$1,187,740
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $43,586,617)	45,041,908
SOVEREIGN BONDS — 0.2%
	Mexico — 0.0%
	United Mexican States, Medium-Term Notes:
486,000	5.625% due 1/15/17	493,776
90,000	6.750% due 9/27/34	91,215
	Total Mexico	584,991
	Russia — 0.1%
1,902,720	Russian Federation, 7.500% due 3/31/30(c)	1,892,255
	Supranational — 0.1%
1,200,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	1,266,682
	TOTAL SOVEREIGN BONDS (Cost — $3,794,149)	3,743,928
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.4%
	U.S. Government Agencies — 2.5%
475,000	Federal Farm Credit Bank (FFCB), 3.750% due 4/9/10	487,064
	Federal Home Loan Bank (FHLB):
20,000,000	1.050% due 2/23/10	20,083,380
	Bonds:
6,650,000	1.625% due 7/27/11	6,689,987
420,000	5.500% due 8/13/14	469,419
300,000	Global Bonds, 5.500% due 7/15/36	307,018
12,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 0.926% due 5/4/11(d)(f)	12,030,924
660,000	Federal National Mortgage Association (FNMA), Subordinated Notes, 5.250% due 8/1/12(d)	686,292
190,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	202,786
	Total U.S. Government Agencies	40,956,870
	U.S. Government Obligations — 1.9%
	U.S. Treasury Bonds:
20,000	8.750% due 5/15/17	27,394
20,000	4.750% due 2/15/37	21,437
509,000	4.500% due 5/15/38	525,622
224,000	3.500% due 2/15/39	193,761
	U.S. Treasury Notes:
26,310,000	2.250% due 5/31/14	25,964,629
4,730,000	3.250% due 5/31/16	4,752,174
200,000	3.750% due 11/15/18	203,517
320,000	3.125% due 5/15/19	309,601

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	29

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 1.9% continued
$525,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 4.350% due 5/15/13	$481,927
	Total U.S. Government Obligations	32,480,062
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $73,472,071)	73,436,932
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%
	U.S. Treasury Bonds, Inflation Indexed:
4,927,065	2.375% due 1/15/27(j)	5,111,829
363,168	3.875% due 4/15/29(j)	461,678
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $5,160,384)	5,573,507
WARRANTS
WARRANTS — 0.0%
541	Buffets Restaurant Holdings, Expires 4/28/14(a)(b)*	0
505	Cybernet Internet Services International Inc., Expires 7/1/09(a)(b)(c)*	0
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(b)(c)*	0
	TOTAL WARRANTS (Cost — $97,754)	0
CONTRACTS
PURCHASED OPTIONS — 0.7%
1,694	S&P 500 Index, Put @ $800.00, Expires 12/19/09	5,082,000
1,694	S&P 500 Index, Put @ $850.00, Expires 12/19/09	7,707,700
	TOTAL PURCHASED OPTIONS (Cost — $14,544,684)	12,789,700
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,930,088,501)	1,571,420,970
FACE AMOUNT
SHORT-TERM INVESTMENTS† — 8.6%
	U.S. Government Agencies — 1.4%
	Federal National Mortgage Association (FNMA), Discount Notes:
$9,000,000	0.228% due 10/5/09(d)(k)	8,996,517
15,000,000	0.540% due 4/1/10(d)(k)	14,954,910
	Total U.S. Government Agencies (Cost — $23,934,092)	23,951,427
	U.S. Government Obligations — 1.5%
	U.S. Treasury Bills:
5,000,000	0.172% due 10/29/09(k)	4,997,000
20,000,000	0.270% due 11/12/09(k)	19,982,880
	Total U.S. Government Obligations (Cost — $24,977,335)	24,979,880

See Notes to Financial Statements.

30	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CAPITAL AND INCOME FUND
FACE AMOUNT	SECURITY	VALUE

	Repurchase Agreements — 5.7%
$75,752,000	Interest in $489,946,000 joint tri-party repurchase agreement dated 6/30/09 with Greenwich Capital Markets Inc., 0.080% due 7/1/09; Proceeds at maturity — $75,752,168; (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.625% due 8/18/09 to 2/20/29; Market value — $77,267,438)	$75,752,000
19,595,000	Interest in $257,710,215 joint tri-party repurchase agreement dated 6/30/09 with Morgan Stanley, 0.030% due 7/1/09; Proceeds at maturity — $19,595,016; (Fully collateralized by U.S. government agency obligations, 1.500% due 1/27/11; Market value — $20,143,955)	19,595,000
	Total Repurchase Agreements (Cost — $95,347,000)	95,347,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $144,258,427)	144,278,307
	TOTAL INVESTMENTS — 102.6% (Cost — $2,074,346,928#)	1,715,699,277
	Liabilities in Excess of Other Assets — (2.6)%	(43,621,387)
	TOTAL NET ASSETS — 100.0%	$1,672,077,890

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(e)	Security is currently in default.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

†	Under Statement of Financial Accounting Standards No. 157, all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	—American Depositary Receipt
ARM	—Adjustable Rate Mortgage
GMAC	—General Motors Acceptance Corp.
GSAMP	—Goldman Sachs Alternative Mortgage Products
MLCC	—Merrill Lynch Credit Corporation
PAC	—Planned Amortization Class
STRIPS	—Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	31

Schedule of investments (unaudited) continued

June 30, 2009

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
573	Air Products & Chemicals Inc., Call	1/16/10	$55.00	$710,520
568	Alcon Inc., Call	1/16/10	100.00	1,167,240
5,262	American Tower Corp., Call	1/16/10	30.00	2,199,516
4,350	Charles Schwab Corp., Call	1/16/10	17.50	880,875
4,934	Commercial Metals Co., Call	1/16/10	15.00	1,578,880
1,666	Devon Energy Corp., Call	1/16/10	50.00	1,499,400
10,793	EMC Corp., Call	1/16/10	12.50	1,899,568
29	Eurodollar Futures, Call	9/14/09	99.25	11,238
6,606	Invesco Ltd., Call	10/17/09	17.50	1,387,260
1,110	Johnson & Johnson, Call	10/16/10	50.00	821,400
3,782	Kraft Foods Inc., Call	1/16/10	25.00	680,760
945	L-3 Communications Holdings Corp., Call	1/16/10	70.00	474,390
916	L-3 Communications Holdings Corp., Call	1/16/10	60.00	1,053,400
3,310	Novartis AG, Call	1/16/10	40.00	1,158,500
5,497	Oracle Corp., Call	1/16/10	17.50	2,578,093
4,980	Travelers Cos. Inc., Call	1/16/10	40.00	2,166,300
2,174	United Technologies Corp., Call	1/16/10	45.00	1,902,250
3,998	Walt Disney Co., Call	1/16/10	17.50	2,558,720
	TOTAL WRITTEN OPTIONS (Premiums received — $29,779,605)			$24,728,310

See Notes to Financial Statements.

32	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $2,074,346,928)	$1,715,699,277
Foreign currency, at value (Cost — $548,456)	591,109
Cash	1,058
Dividends and interest receivable	9,238,282
Receivable for securities sold	1,459,059
Receivable for open forward currency contracts	1,127,157
Receivable for Fund shares sold	926,447
Unrealized appreciation on swaps	374,592
Deposits with brokers for open swap contracts	300,000
Principal paydown receivable	247,555
Deposits with brokers for open futures contracts	117,784
Receivable for open swap contracts	5,438
Prepaid expenses	30,184
Total Assets	1,730,117,942
LIABILITIES:
Written options, at value (premium received $29,779,605)	24,728,310
Payable for securities purchased	24,674,083
Payable for Fund shares repurchased	3,871,020
Payable for open forward currency contracts	1,393,582
Investment management fee payable	1,029,866
Distribution fees payable	572,696
Premiums received for open swaps	483,021
Distributions payable	223,594
Payable to broker — variation margin on open futures contracts	195,194
Trustees’ fees payable	80,754
Accrued expenses	787,932
Total Liabilities	58,040,052
TOTAL NET ASSETS	$1,672,077,890
NET ASSETS:
Par value (Note 7)	$1,603
Paid-in capital in excess of par value	2,640,756,923
Undistributed net investment income	19,869,920
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(634,214,130)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(354,336,426)
TOTAL NET ASSETS	$1,672,077,890

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	33

Statement of assets and liabilities (unaudited) continued

June 30, 2009

Shares Outstanding:
Class A	118,308,902
Class B	20,205,824
Class C	21,391,347
Class R	6,588
Class I	404,014
Net Asset Value:
Class A (and redemption price)	$10.47
Class B*	$10.31
Class C*	$10.34
Class R (and redemption price)	$10.47
Class I (and redemption price)	$10.68
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.11

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$20,635,218
Dividends	14,242,517
Less: Foreign taxes withheld	(543,269)
Total Investment Income	34,334,466
EXPENSES:
Investment management fee (Note 2)	5,971,362
Distribution fees (Notes 2 and 5)	3,347,792
Transfer agent fees (Note 5)	1,628,543
Trustees’ fees	83,336
Shareholder reports (Note 5)	76,981
Legal fees	70,112
Registration fees	69,526
Audit and tax	28,977
Insurance	21,280
Custody fees	9,425
Miscellaneous expenses	9,401
Total Expenses	11,316,735
NET INVESTMENT INCOME	23,017,731
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(284,069,280)
Futures contracts	5,174,520
Written options	(18,635,352)
Swap contracts	374,211
Foreign currency transactions	(1,160,614)
Net Realized Loss	(298,316,515)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	406,125,607
Futures contracts	(9,373,582)
Written options	5,274,766
Swap contracts	(74,941)
Foreign currencies	(839,330)
Change in Net Unrealized Appreciation/Depreciation	401,112,520
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	102,796,005
INCREASE IN NET ASSETS FROM OPERATIONS	$125,813,736

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	35

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited) AND THE YEAR ENDED DECEMBER 31, 2008	2009	2008
OPERATIONS:
Net investment income	$23,017,731	$52,592,785
Net realized loss	(298,316,515)	(317,858,445)
Change in net unrealized appreciation/depreciation	401,112,520	(804,381,560)
Increase (Decrease) in Net Assets From Operations	125,813,736	(1,069,647,220)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(40,710,507)	(14,495,422)
Net realized gains	—	(87,748,614)
Decrease in Net Assets From Distributions to Shareholders	(40,710,507)	(102,244,036)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	60,488,607	210,814,219
Reinvestment of distributions	39,501,008	93,933,116
Cost of shares repurchased	(236,751,555)	(735,064,687)
Decrease in Net Assets From Fund Share Transactions	(136,761,940)	(430,317,352)
DECREASE IN NET ASSETS	(51,658,711)	(1,602,208,608)
NET ASSETS:
Beginning of period	1,723,736,601	3,325,945,209
End of period*	$1,672,077,890	$1,723,736,601
* Includes undistributed net investment income of:	$19,869,920	$37,562,696

See Notes to Financial Statements.

36	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$9.91	$16.03	$17.06	$17.12	$16.50	$15.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.15	0.30	0.26	0.48	0.53	0.54
Net realized and unrealized gain (loss)	0.67	(5.88)	0.88	1.45	0.62	0.94
Total income (loss) from operations	0.82	(5.58)	1.14	1.93	1.15	1.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.09)	(0.26)	(0.48)	(0.53)	(0.53)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—	—
Total distributions	(0.26)	(0.54)	(2.17)	(1.99)	(0.53)	(0.53)
NET ASSET VALUE, END OF PERIOD	$10.47	$9.91	$16.03	$17.06	$17.12	$16.50
Total return[3]	8.55%	(35.59)%	6.77%	11.69%[4]	7.11%	9.75%
NET ASSETS, END OF PERIOD (MILLIONS)	$1,238	$1,248	$2,300	$2,295	$1,602	$1,356
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.21%[5]	1.12%	1.07%	1.09%[6]	1.13%	1.12%
Gross expenses, excluding dividend expense	1.21 [5]	1.10	1.07	1.09 [6]	1.13	1.12
Net expenses	1.21 [5]	1.12 [7]	1.07	1.08 [6,8]	1.13	1.09 [8]
Net expenses, excluding dividend expense	1.21 [5]	1.10 [7]	1.07	1.08 [6,8]	1.13	1.09 [8]
Net investment income	3.05 [5]	2.19	1.50	2.77	3.17	3.41
PORTFOLIO TURNOVER RATE	53%[9]	147%[9]	189%[10]	175%[9]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.08% and 1.07%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2009, and 164% and 185% for the years ended December 31, 2008 and 2006, respectively.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	37

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$9.75	$15.84	$16.91	$16.99	$16.38	$15.45
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.12	0.22	0.16	0.39	0.43	0.45
Net realized and unrealized gain (loss)	0.65	(5.79)	0.87	1.43	0.63	0.93
Total income (loss) from operations	0.77	(5.57)	1.03	1.82	1.06	1.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.07)	(0.19)	(0.39)	(0.45)	(0.45)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—	—
Total distributions	(0.21)	(0.52)	(2.10)	(1.90)	(0.45)	(0.45)
NET ASSET VALUE, END OF PERIOD	$10.31	$9.75	$15.84	$16.91	$16.99	$16.38
Total return[3]	8.10%	(35.96)%	6.16%	11.03%[4]	6.60%	9.16%
NET ASSETS, END OF PERIOD (MILLIONS)	$209	$236	$512	$601	$599	$620
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.85%[5]	1.70%	1.64%	1.65%[6]	1.66%	1.63%
Gross expenses, excluding dividend expense	1.85 [5]	1.68	1.64	1.65 [6]	1.66	1.63
Net expenses	1.85 [5]	1.70 [7]	1.64	1.64 [6,8]	1.66	1.61 [8]
Net expenses, excluding dividend expense	1.85 [5]	1.68 [7]	1.64	1.64 [6,8]	1.66	1.61 [8]
Net investment income	2.40 [5]	1.58	0.93	2.23	2.63	2.88
PORTFOLIO TURNOVER RATE	53%[9]	147%[9]	189%[10]	175%[9]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.64% and 1.63%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2009, and 164% and 185% for the years ended December 31, 2008 and 2006, respectively.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

38	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$9.76	$15.88	$16.96	$17.02	$16.42	$15.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.19	0.13	0.35	0.39	0.41
Net realized and unrealized gain (loss)	0.66	(5.80)	0.87	1.45	0.62	0.93
Total income (loss) from operations	0.77	(5.61)	1.00	1.80	1.01	1.34
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.06)	(0.17)	(0.35)	(0.41)	(0.42)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—	—
Total distributions	(0.19)	(0.51)	(2.08)	(1.86)	(0.41)	(0.42)
NET ASSET VALUE, END OF PERIOD	$10.34	$9.76	$15.88	$16.96	$17.02	$16.42
Total return[3]	8.03%	(36.09)%	5.98%	10.91%[4]	6.29%	8.83%
NET ASSETS, END OF PERIOD (MILLIONS)	$221	$236	$506	$513	$445	$392
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.05%[5]	1.90%	1.82%	1.86%[6]	1.93%	1.90%
Gross expenses, excluding dividend expense	2.05 [5]	1.88	1.82	1.86 [6]	1.93	1.90
Net expenses	2.05 [5]	1.88 [7,8,9]	1.80 [8,9]	1.83 [6,8]	1.93	1.88 [8]
Net expenses, excluding dividend expense	2.05 [5]	1.86 [7,8,9]	1.80 [8,9]	1.83 [6,8]	1.93	1.88 [8]
Net investment income	2.20 [5]	1.41	0.78	2.02	2.37	2.63
PORTFOLIO TURNOVER RATE	53%[10]	147 [10]	189 [11]	175%[10]	49%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.84% and 1.82%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.79% for Class C shares until May 1, 2008.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2009, and 164% and 185% for the years ended December 31, 2008 and 2006, respectively.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	39

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009[2]	2008[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$9.91	$15.18
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.14	0.19
Net realized and unrealized gain (loss)	0.67	(5.11)
Total income (loss) from operations	0.81	(4.92)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.08)
Net realized gains	—	(0.27)
Total distributions	(0.25)	(0.35)
NET ASSET VALUE, END OF PERIOD	$10.47	$9.91
Total return[4]	8.42%	(32.82)%
NET ASSETS, END OF PERIOD (000s)	$69	$65
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	1.33%	1.33%
Gross expenses, excluding dividend expense[5]	1.33	1.30
Net expenses[5]	1.33	1.33 [6]
Net expenses, excluding dividend expense[5]	1.33	1.30 [6]
Net investment income[5]	2.93	2.15
PORTFOLIO TURNOVER RATE[7]	53%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]	For the period April 30, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2009 and 164% for the year ended December 31, 2008.

See Notes to Financial Statements.

40	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007	2006		2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.12	$16.32	$17.33	$17.37		$16.72	$15.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.17	0.35	0.33	0.56		0.59	0.60
Net realized and unrealized gain (loss)	0.69	(6.00)	0.89	1.45		0.64	0.98
Total income (loss) from operations	0.86	(5.65)	1.22	2.01		1.23	1.58
LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.10)	(0.32)	(0.54)		(0.58)	(0.58)
Net realized gains	—	(0.45)	(1.91)	(1.51)		—	—
Total distributions	(0.30)	(0.55)	(2.23)	(2.05)		(0.58)	(0.58)
NET ASSET VALUE, END OF PERIOD	$10.68	$10.12	$16.32	$17.33		$17.37	$16.72
Total return[3]	8.73%	(35.37)%	7.13%	12.01%[4]		7.53%	10.32%
NET ASSETS, END OF PERIOD (MILLIONS)	$4	$4	$8	$2		$3	$3
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.83%[5]	0.81%	0.77%	0.78%[6]		0.79%	0.77%
Gross expenses, excluding dividend expense	0.83 [5]	0.79	0.77	0.78	[6]	0.79	0.77
Net expenses	0.83 [5]	0.78 [7,8,9]	0.74 [8,9]	0.77	[6],8	0.79	0.76 [8]
Net expenses, excluding dividend expense	0.83 [5]	0.76 [7,8,9]	0.74 [8,9]	0.77	[6,8]	0.79	0.76 [8]
Net investment income	3.38 [5]	2.54	1.85	3.12		3.50	3.58
PORTFOLIO TURNOVER RATE	53%[10]	147%[10]	189%[11]	175%[10]		49%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2009 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.76%, respectively.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) to limit total annual expenses to 0.74% until May 1, 2008.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 58% for the six months ended June 30, 2009, and 164% and 185% for the years ended December 31, 2008 and 2006, respectively.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	41

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Capital and Income Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

42	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks:
Consumer Discretionary	$53,742,159	$18,177,911	$1,101	$71,921,171
Consumer Staples	128,686,450	—	—	128,686,450
Energy	157,730,386	—	—	157,730,386
Financials	178,591,230	—	—	178,591,230
Health Care	105,895,016	—	—	105,895,016
Industrials	131,860,906	—	—	131,860,906
Information Technology	163,106,703	—	—	163,106,703
Materials	74,092,979	—	—	74,092,979
Telecommunication Services	33,180,595	—	—	33,180,595
Total Common Stocks	1,026,886,424	18,177,911	1,101	1,045,065,436
Convertible Preferred Stocks†	—	33,211,325	—	33,211,325
Preferred Stocks	167,746	679,597	—	847,343
Asset-Backed Securities	—	9,484,258	—	9,484,258
Collateralized Mortgage Obligations	—	26,792,908	—	26,792,908
Collateralized Senior Loans	—	36,589,342	—	36,589,342
Corporate Bonds & Notes	—	273,613,735	176,475	273,790,210
Convertible Bonds & Notes	—	5,054,173	—	5,054,173
Mortgage-Backed Securities	—	45,041,908	—	45,041,908
Sovereign Bonds	—	3,743,928	—	3,743,928
U.S. Government & Agency Obligations	—	73,436,932	—	73,436,932
U.S. Treasury Inflation Protected Securities	—	5,573,507	—	5,573,507
Warrants	—	—	—	—
Purchased Options	12,789,700	—	—	12,789,700
Total Short-Term Investments†	—	144,278,307	—	144,278,307
Total Investments	$1,039,843,870	$675,677,831	$177,576	$1,715,699,277
Other Financial Instruments:
Written Options	(24,728,310)	—	—	(24,728,310)
Futures Contracts	(890,891)	—	—	(890,891)

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	43

Notes to financial statements (unaudited) continued

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Forward Currency Contracts	—	$(266,425)	—	$(266,425)
Swap Contracts	—	374,592	—	374,592
Total	$1,014,224,669	$675,785,998	$177,576	$1,690,188,243

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS		PREFERRED STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	CONSUMER STAPLES	FINANCIALS	ASSET- BACKED SECURITIES	CORPORATE BONDS AND NOTES	WARRANTS	TOTAL
Balance as of December 31, 2008	$2	—	—	—	$1,124,671	—	$1,124,673
Accrued Premiums/ Discounts	—	—	—	$167	19,245	—	19,412
Realized Gain (Loss)	(948,519)	—	$(115)	—	(170,383)	$(96,654)	(1,215,671)[1]
Change in Unrealized Appreciation (Depreciation)	310,382	—	115	(167)	345,860	96,654	752,844 [2]
Net Purchases (Sales)	639,236	—	—	—	(99,119)	—	540,117
Transfers in and/or out of Level 3	—	—	—	—	(1,043,799)	—	(1,043,799)
Balance as of June 30, 2009	1,101	—	—	—	176,475	—	177,576
Net Unrealized Appreciation (Depreciation) for Investments in Securities still held at June 30, 2009	$(637,882)	$(175,895)	—	$(2,976,613)	$(461,982)	$(97,754)	$(4,350,126)[2]

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including

44	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures [For reports that include multiple funds, the appropriate funds need to be identified and listed], variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	45

Notes to financial statements (unaudited) continued

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event

46	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. When a

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	47

Notes to financial statements (unaudited) continued

swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net asset position as of June 30, 2009 was $374,592. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for this swap was $300,000. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $14,500,000 less the value of the contracts’ related reference obligations.

(f) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

48	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	49

Notes to financial statements (unaudited) continued

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

50	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in structured securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(n) Distributions to shareholders. The fund generally makes monthly distributions, which may include a combination of net investment income and/or accumulated net realized capital gains that are otherwise required to be distributed. The fund may pay additional distributions and dividends at other times if necessary to avoid federal taxes. Distributions are recorded on ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	51

Notes to financial statements (unaudited) continued

(p) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses in the Statement of Operations.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

52	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund. This fee is divided between the subadvisers, on a pro-rata basis, based on the assets allocated to each subadviser, from time to time. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2009, LMIS and its affiliates received sales charges of approximately $102,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A		CLASS B	CLASS C
CDSCs	$0	*	$108,000	$5,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of June 30, 2009, the Fund had accrued $29,379 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	53

Notes to financial statements (unaudited) continued

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$710,795,167	$163,505,727
Sales	885,928,287	99,055,198

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$57,352,508
Gross unrealized depreciation	(416,000,159)
Net unrealized depreciation	$(358,647,651)

At June 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
90 Day Eurodollar	116	9/09	$28,642,378	$28,805,700	$163,322
90 Day Eurodollar	212	3/10	52,206,479	52,377,250	170,771
90 Day Eurodollar	28	6/10	6,915,426	6,891,850	(23,576)
90 Day Eurodollar	78	9/10	19,160,139	19,125,600	(34,539)
U.S. Treasury 30-Year Bonds	26	9/09	3,134,586	3,077,344	(57,242)
U.S. Treasury 2-Year Notes	1	9/09	216,911	216,219	(692)
U.S. Treasury 5-Year Notes	661	9/09	77,012,303	75,829,094	(1,183,209)
U.S. Treasury 10-Year Notes	276	9/09	32,015,039	32,089,313	74,274
Net unrealized loss on open futures contracts					$(890,891)

During the six months ended June 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding December 31, 2008	86	$61,942
Options written	172,400	83,728,791
Options closed	(110,950)	(53,961,871)
Options expired	(43)	(49,257)
Written options, outstanding June 30, 2009	61,493	$29,779,605

54	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

At June 30, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
British Pound	2,784,000	$4,578,170	8/19/09	$484,576
Euro	5,150,000	7,223,451	8/19/09	437,296
Japanese Yen	835,590,000	8,677,251	8/19/09	205,285
				1,127,157
Contracts to Sell:
British Pound	2,784,000	4,578,170	8/19/09	(392,704)
Euro	5,960,000	8,359,566	8/19/09	(443,494)
Japanese Yen	835,510,000	8,676,421	8/19/09	(21,425)
British Pound	10,930,000	17,973,134	9/10/09	(535,959)
				(1,393,582)
Net unrealized loss on open forward foreign currency contracts				$(266,425)

At June 30, 2009, the Fund held the following swap contracts:

Credit Default Swap On Credit Indices — Sell Protection1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	$14,500,000	12/20/13	1.500% quarterly	$(108,429)	$(483,021)	$374,592

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

At June 30, 2009, the Fund held TBA securities with a total cost of $11,772,273.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging

Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	55

Notes to financial statements (unaudited) continued

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

ASSET DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	FOREIGN EXCHANGE CONTRACTS RISK[2]	CREDIT CONTRACTS RISK[2]	TOTAL
Futures Contracts[3]	$408,367	—		$408,367
Swap Contracts	—	—	$374,592	374,592
Forward Foreign Currency Contracts	—	$1,127,157	—	1,127,157
Total	$408,367	$1,127,157	$374,592	$1,910,116

[1]	Balance sheet location: Receivables, Net Assets — Unrealized appreciation (depreciation)

[2]	Balance sheet location: Receivables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

LIABILITY DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	FOREIGN EXCHANGE CONTRACTS RISK[2]	EQUITY CONTRACTS RISK[1]	TOTAL
Written Options	$11,238	—	$24,717,072	$24,728,310
Futures Contracts[3]	1,299,258	—	—	1,299,258
Forward Foreign Currency Contracts	—	$1,393,582	—	1,393,582
Total	$1,310,496	$1,393,582	$24,717,072	$27,421,150

[1]	Balance sheet location: Payables, Net Assets — Unrealized appreciation (depreciation)

[2]	Balance sheet location: Payables

[3]	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACT RISKS	TOTAL
Written Options	$61,941	—	—	$(18,697,293)	—	$(18,635,352)
Futures Contracts	5,174,520	—	—	—	—	5,174,520
Swap Contracts	292,069	—	$82,142	—	—	374,211
Forward Foreign Currency Contracts	—	$(1,146,072)	—	—	—	(1,146,072)
Total	$5,528,530	$(1,146,072)	$82,142	$(18,697,293)	—	$(14,232,693)

56	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	TOTAL
Written Options	$220,078	—	—	$5,054,688	$5,274,766
Futures Contracts	(9,373,582)	—	—	—	(9,373,582)
Swap Contracts	(279,934)	—	$204,993	—	(74,941)
Forward Foreign Currency Contracts	—	$(862,745)	—	—	(862,745)
Total	$(9,433,438)	$(862,745)	$204,993	$5,054,688	$(5,036,502)

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$1,478,870	$1,008,422	$51,366
Class B	785,998	329,886	14,425
Class C	1,082,764	289,286	11,114
Class R	160	12	5
Class I	—	937	71
Total	$3,347,792	$1,628,543	$76,981

6. Distributions to Shareholders by Class

	SIX MONTHS ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$31,829,729	$11,162,275
Class B	4,570,528	1,708,558
Class C	4,196,627	1,580,534
Class R*	1,664	538
Class I	111,959	43,517
Total	$40,710,507	$14,495,422

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	57

Notes to financial statements (unaudited) continued

	SIX MONTHS ENDED JUNE 30, 2009	YEAR ENDED DECEMBER 31, 2008
Net Realized Gains:
Class A	—	$61,688,918
Class B	—	12,955,814
Class C	—	12,922,077
Class R	—	1,803	*
Class I	—	180,002
Total	—	$87,748,614

*	For the period April 30, 2008 (inception date) to December 31, 2008.

7. Shares of beneficial interest

At June 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	4,044,955	$39,411,073	10,156,949	$139,021,836
Shares issued on reinvestment	3,177,834	30,932,534	5,140,194	67,303,964
Shares repurchased	(14,880,359)	(143,351,635)	(32,825,792)	(429,094,223)
Net decrease	(7,657,570)	$(73,008,028)	(17,528,649)	$(222,768,423)
Class B
Shares sold	798,919	$7,655,436	2,273,681	$30,807,854
Shares issued on reinvestment	461,875	4,419,797	1,023,006	13,457,828
Shares repurchased	(5,207,722)	(49,452,793)	(11,462,240)	(151,657,622)
Net decrease	(3,946,928)	$(37,377,560)	(8,165,553)	$(107,391,940)
Class C
Shares sold	1,336,581	$12,662,618	2,909,727	$38,763,663
Shares issued on reinvestment	420,254	4,040,771	983,979	12,959,128
Shares repurchased	(4,520,968)	(42,855,987)	(11,633,630)	(151,082,539)
Net decrease	(2,764,133)	$(26,152,598)	(7,739,924)	$(99,359,748)
Class R
Shares sold	—	—	6,588 *	$100,000 *
Net increase	—	—	6,588 *	$100,000 *

58	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

	SIX MONTHS ENDED JUNE 30, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold	73,471	$759,480	148,685	$2,120,866
Shares issued on reinvestment	10,832	107,906	16,172	212,196
Shares repurchased	(109,991)	(1,091,140)	(221,658)	(3,230,303)
Net decrease	(25,688)	$(223,754)	(56,801)	$(897,241)

*	For the period April 30, 2008 (inception date) to December 31, 2008.

8. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $210,345,047, all of which expires in 2016. This amount will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	59

Notes to financial statements (unaudited) continued

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell

60	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report	61

Notes to financial statements (unaudited) continued

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

62	Legg Mason Partners Capital and Income Fund 2009 Semi-Annual Report

Legg Mason Partners Capital and Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Capital and Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Capital and Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world according to Pensions & Investments, May 18, 2009 based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2169 8/09 SR09-874

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: September 2, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: September 2, 2009